TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 2

dated September 5, 2008

to the May 1, 2008 Statement of Additional Information (SAI)

CHANGES TO CREDIT FACILITY

The TIAA-CREF Life Funds recently renegotiated the terms of its unsecured revolving credit facility. Accordingly, the following sentence hereby replaces in its entirety the first sentence under “Credit Facility” on page B-3 in the SAI:

“The Funds participate in an unsecured revolving credit facility, to be used for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities.”

CHANGES TO OFFICERS

Certain biographical information for Maliz Beams, Phillip Goff, Bertram Scott and Edward Van Dolsen has been updated. Accordingly, the following information hereby replaces in its entirety the biographical information for Ms. Beams and Messrs. Goff, Scott and Van Dolsen contained in the list of officers on pages B-21 through B-22 in the SAI:

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.	Executive Vice President of Client Services of TIAA and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007–2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002–2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds (since 2007); and Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008). Formerly, Chief Financial Officer, Van Kampen Funds (2005–2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995–2005).
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.	Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006–2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000–2005); and President and Chief Executive Officer, Horizon Mercy (1996–2000).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, Product Development and Management of TIAA (since August 2008); Executive Vice President, Institutional Client Services (2006–2008); Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (September 2006). Formerly, Senior Vice President, Pension Products (2003–2006) and Vice President, Support Services (1998–2003) of TIAA and the TIAA-CREF Fund Complex.

CHANGES TO BOARD COMMITTEES

Effective July 1, 2008, members of several of the standing committees of the Board of Trustees changed. Accordingly, the following sentence hereby replaces in its entirety the next to last sentence of paragraph number “(1)” under “Board Committees” on page B-24 in the SAI:

“The current members of the Audit and Compliance Committee are Mr. Sloan (chair), Mr. Berkeley, Ms. Eckl and Prof. Poterba.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(2)” under “Board Committees” on page B-24 in the SAI:

“The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(5)” under “Board Committees” on page B-24 in the SAI:

“The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.”

The following sentence hereby replaces in its entirety the last sentence of paragraph number “(6)” under “Board Committees” on page B-24 in the SAI:

“The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.”

PORTFOLIO MANAGER CHANGES

The portfolio management team of the Bond Fund has changed. Therefore, the following information on the Fund’s portfolio management team should replace the existing disclosure for the Fund within the “Additional Information Regarding Portfolio Managers” section on page B-27 in the SAI:

	Number of Other Accounts Managed				Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Registered Investment Companies		Other Pooled Investment Vehicles		Dollar Range of Equity Securities Owned in Fund
BOND FUND
Elizabeth (Lisa) D. Black, CFA	5	†	0	†	$14,534	*	$0	*	$0	*
John M. Cerra	4		2		$10,268		$121		$0
†	The information presented is as of August 13, 2008.
*	The information presented is as of June 30, 2008.

A11673 (9/08)